Exhibit 99.1

ESPERION April 2020 CORPORATE OVERVIEW

SAFE HARBOR FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements that are made pursuant to the safe harbor provisions of the federal securities laws, including statements regarding the clinical development and commercialization plans for bempedoic acid tablet and the bempedoic acid / ezetimibe fixed dose combination tablet, including Esperion's timing, designs, plans for announcement of results regarding its CLEAR Outcomes study and other ongoing clinical studies for bempedoic acid tablet and the bempedoic acid / ezetimibe combination fixed dose tablet, timing for the review and approval of expanded indications for their effect on cardiovascular events, and Esperion's expectations for the market for medicines to lower LDL-C, including the commercial launch and market adoption of bempedoic acid tablet and the bempedoic acid / ezetimibe fixed dose combination tablet in the European Union. Any express or implied statements contained in this presentation that are not statements of historical fact may be deemed to be forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause Esperion's actual results to differ significantly from those projected, including, without limitation, delays or failures in Esperion’s land commercialization plans, or approval of expanded indications, that existing cash resources may be used more quickly than anticipated, the impact of COVID-19 on our business, clinical activities and commercial development plans, and the risks detailed in Esperion's filings with the Securities and Exchange Commission. Any forward-looking statements contained in this presentation speak only as of the date hereof, and Esperion disclaims any obligation or undertaking to update or revise any forward-looking statements contained in this presentation, other than to the extent required by law. 2 © 2020 Esperion Therapeutics, Inc. All Rights Reserved

Esperion Company Update April 2020 Europe: •NILEMDO™ (bempedoic acid) Tablet & NUSTENDI™ (bempedoic acid and ezetimibe) Tablet European Commission Approved United States: •NEXLETOL™ (bempedoic acid) Tablet & NEXLIZET™ (bempedoic acid and ezetimtibe) Tablet FDA Approved •Commercial Launch and Availability of NEXLETOL •Managed Care Access Goals Achieved

We are open for business… ESPERION is now a research and commercial company focused on lipid management for Everybody

EUROPEAN APPROVALS COMMERCIALIZATION NILEMDO™ and NUSTENDI™ &

PROUDLY ANNOUNCING TWO EUROPEAN APPROVALS PARTNER DAIICHI SANKYO EUROPE POISED FOR INTRODUCTION NEXT QUARTER 6 © 2020 Esperion Therapeutics, Inc. All Rights Reserved NILEMDO™ (bempedoic acid) Tablet Lowered LDL-C Up to 28%* NUSTENDI™ (bempedoic acid and ezetimibe) Tablet Lowered LDL-C by a Mean of 38%* *Compared to Placebo, in 4 pivotal trials including over 3600 patients

xFor the first time in almost 20 years, non-statin once-a-day tablets with significant LDL-C lowering efficacy will be available across Europe to fight bad cholesterol ADDITIONAL EUROPEAN LABEL HIGHLIGHTS FOR NILEMDOTM & NUSTENDITM xThe term ”Statin Intolerance” is recognized and used throughout both labels xPharmacology section notes in a subset of patients with diabetes, lower levels of hemoglobin A1c (HbA1c) were observed as compared to placebo (on average 0.2%) © 2020 Esperion Therapeutics, Inc. All Rights Reserved

DSE PREPARING TO MAKE NILEMDO™ & NUSTENDI™ COMMERCIALLY AVAILABLE Daiichi Sankyo Europe (DSE) IN EUROPE IN Q3 • Commercial organization of more than 1,000 professionals focused on the cardiovascular portfolio including Lixiana, Effient and Olmesartan Deep expertise in reimbursement, distribution and medical affairs Scale and presence across all key markets Responsible for one of the most successful recent cardiovascular launches in Europe •(Lixiana launched in 2015) Top 25 Global Pharmaceutical Company based on revenues • • • • 8 © 2020 Esperion Therapeutics, Inc. All Rights R©e2s0e2rv0eEdsperion Therapeutics, Inc. All Rights Reserved 8

U.S. APPROVALS & COMMERCIALIZATION NEXLETOL™ Now Available in Pharmacies NEXLIZET™ Available in Pharmacies July 2020

MANAGED CARE ACCESS GOALS ACHIEVED EXCEEDS 50% COMMERCIAL COVERAGE AND 20% MEDICARE COVERAGE* • Reminiscent of our industry at its best: Managed care success results from conscientious pricing, positioning and collaborating with payors and PBMs • Parity Pricing for NEXLETOL™ and NEXLIZET™ • Majority of coverage is preferred branded formulary tiers • For healthcare providers • • • Manageable, if any, prior authorizations Minimal to no paperwork Affordable co-pay for patients • For patients • Out-of-pocket targeted at $10 per prescription, up to a 3-month supply for commercially eligible patients • Medicare Part D out-of-pocket is $45 per prescription • No out-of-pocket/co-pay mitigation allowed for Part D patients *185 million total insured U.S. adult population. 152 commercial lives, 33 Medicare Part D lives. 10 © 2020 Esperion Therapeutics, Inc. All Rights Reserved

NEXLETOL™ AND NEXLIZET™ FDA APPROVED IN U.S. – FEBRUARY 2020 HELPING APPROPRIATE PATIENTS ACHIEVE THEIR LDL-C GOALS NEXLETOL™ is the first oral, once-daily, non-statin LDL-C lowering medicine approved since 2002 for indicated patients NEXLETOL Launching March 2020 NEXLIZET™ is the first non-statin, LDL-C lowering combination medicine ever approved FPO NEXLETOL™ and NEXLIZET™ available by prescription only. 11 © 2020 Esperion Therapeutics, Inc. All Rights Reserved

ANSWERING HEALTHCARE PROVIDERS’ CALL HELPING TO GET MORE INDICATED PATIENTS TO LDL-C GOAL Available March 30, 2020 Available July 2020 NEXLETOL™ and NEXLIZET™ are each indicated as an adjunct to diet and maximally tolerated statin therapy for the treatment of adults with heterozygous familial hypercholesterolemia (HeFH) or established atherosclerotic cardiovascular disease (ASCVD) who require additional lowering of LDL-C. Limitations of Use: The effect of NEXLETOL™and NEXLIZET™ on cardiovascular morbidity and mortality has not been determined. Oral, once-daily, non-statin medicines, with no need to titrate dose ACL inhibition, a first-in-class mechanism of action complementary to statins Safety profiles with incidence of most common adverse events generally comparable to placebo Significant additional LDL-C lowering as an add-on to maximally tolerated statin therapy 12 © 2020 Esperion Therapeutics, Inc. All Rights Reserved

FITS INTO LDL-C TREATMENT ARMAMENTARIUM

NEXLETOL™
(bempedoic acid) tablets

Indicated for adult patients with ASCVD or HeFH on maximally tolerated statins

MAXIMALLY TOLERATED STATINS
Appropriate patients on maximally tolerated statin dose who still need additional LDL-cholesterol lowering

ASCVD
Patients whose high cholesterol resulted in events like heart attack or stroke

HeFH
Genetically predisposed to very high cholesterol levels

13
© 2020 Esperion Therapeutics, Inc. All Rights Reserved
ESPERION

CONFIDENT IN MANUFACTURING AND SUPPLY CAPACITY AND SUPPLY TO SUPPORT LAUNCH AND FUTURE DEMAND NEXLETOL™ (30-ct bottles) is now available on pharmacy shelves and at wholesaler warehouses across the US Samples (7-day blister packs) at our third-party distributor available for HCPs upon request Confident our supply chain and safety stocks are resilient across potential demand scenarios, including COVID-19 14 © 2020 Esperion Therapeutics, Inc. All Rights Reserved

STRATEGICALLY-BUILT, HEALTHCARE PROVIDER-FACING TEAM DEPLOYING FOR A SUCCESSFUL VIRTUAL LAUNCH TARGET AUDIENCE IDENTIFIED • Over 36,000 healthcare providers who write 40% of all LDL-C lowering medicine prescriptions EXPERTS READY TO GO • 290 industry tenured territory managers with an average of 13 years of CV expertise in sales • 30 regional directors with an average of 15 years of sales leadership experience PHASED APPROACH TO LAUNCH, BASED ON REVENUE MILESTONES QUIPPED with expertise, experience, and resources to reach target audience • Launch focused on Cardiologists, Lipidologists, Endocrinologists and high CV Rx-writing PCPs Additional territory managers will be added as prescription milestones are achieved Progress to be transparent through Symphony and IQVIA databases • • 15 © 2020 Esperion Therapeutics, Inc. All Rights Reserved

COMMITTED TO A CONSCIENTIOUS (AND VIRTUAL) LAUNCH Initial launch will be through virtual engagement including personalized emails, virtual physician trainings, welcome kits, and other tactics Over 100 KOLs a part of Virtual Speaker Bureau utilizing smartcasts and webcasts for HCP peer-to-peer education Territory managers average 13 years CV experience and have established relationships with healthcare providers Tailoring our approach to individual healthcare provider needs 16 © 2020 Esperion Therapeutics, Inc. All Rights Reserved

A VIRTUAL MULTICHANNEL APPROACH TO EDUCATE AND SUPPORT HEALTHCARE PROVIDERS Advocacy Smartcasts and Webcasts DTC Launch Readiness Ensure consistent commnication across key stakeholders Digital Media Patient Access Virtual Congress 17 © 2020 Esperion Therapeutics, Inc. All Rights Reserved

KEY METRICS AND BEYOND WHAT TO EXPECT AND FEATURES FOR NEXLETOL™ LAUNCH Key Features x Products that fill unmet need for affordable medicines for millions of indicated patients Key Metrics x Total prescriptions filled/dispensed, NBRx, CBRx, market share performance, and other metrics First prescription data (week of March 30th) will appear in Symphony and IQVIA on April 10th Initial prescription data are not expected to reflect traditional physical launch results Prescription data will not include samples x Highly experienced CV team initially calling upon a subset of HCPs “virtually” and over 36,000 HCPs upon traditional physical launch x × x Copay cards, point-of-sale electronic adjudication, and limited reimbursement/PA support Payer Metrics x Payer negotiations ongoing to achieve additional formulary coverage xRx approvals, rejections, reversals, abandonments xCovered lives and trends over time © 2020 Esperion Therapeutics, Inc. All Rights Reserved 18

mary research supports recast to h MORE THAN 1.8M US patients on therapy at peak Data on File: ZS Associates Market Sizing and Forecasting Project, December 2019. N=350 Physicians © 2020 Esperion Therapeutics, Inc. All Rights Reserved

BUILDING LONG-TERM SHAREHOLDER VALUE

ESPERION: FULLY FUNDED THROUGH PROFITABILITY Near-Term Capital Proceeds from Collaboration Agreements • EU licensing agreement with Daiichi Sankyo Europe (DSE) • $900 million in total milestones • Tiered royalties on net sales between 15% – 25% Cash as of 4Q2019: $201.7 million • • Milestone payment from Oberland Capital LLC upon FDA approval, received March 2020 ($25 million) Future near-term payment from DSE collaboration agreement, mid-2020 ($150 million) Future capital available upon the completion of an ex-US ROW collaborations (2Q 2020) Future capital from U.S. product sales, E.U. royalties (no guidance to be provided in 2020). • • • • Significant cash resources available to fund the US commercial launch 1Q20 2Q20 3Q20 4Q20 21 © 2020 Esperion Therapeutics, Inc. All Rights Reserved 21 Future near-term milestones from DSE collaboration, Exp. Mid-2020 Commercial Sales 2019 Potential Upfront(s) from an ex-U.S., ROW agreement(s) Exp Q2 2020 Cash balance 12/31/2019 Oberland milestone payment (FDA approval)

BUILDING SUSTAINABLE SHAREHOLDER VALUE IN 2020 x x x x x o o o o FDA Approval of NEXLETOL ™ and NEXLIZET ™ Positive EU CHMP Opinions Received $25M Milestone Payment from Oberland NEXLETOL™ Commercial Launch in the U.S. EU Approval of NILEMDO ™ and NUSTENDI™ Potential ROW Agreements (2Q) NEXLIZET™ Commercial Launch in the U.S. (July) NILEMDO and NUSTENDI Commercial Launches (2Q/3Q) $150M Milestone Payment from Daiichi Sankyo Europe (2Q/3Q) 22 © 2020 Esperion Therapeutics, Inc. All Rights Reserved

Our shared futurelooks bright. © 2020 Esperion Therapeutics, Inc. All Rights Reserved

PREVIOUSLY ANNOUNCED INFORMATION ABOUT PRODUCTS OUR

MILLIONS OF US PATIENTS UNABLE MORE NON-STATIN LDL-C LOWERING NEEDS TO BE DONE TO ACHIEVE LDL-C GOALS Source ZS Associates primary and secondary research. Sep-Oct 2018. Primary research N = 350 healthcare practitioners © 2020 Esperion Therapeutics. Inc. All Rights Reserved 25

NEXLETOL™: SIGNIFICANT ADDITIONAL LDL-C LOWERING EFFICACY IN PATIENTS ON MAXIMALLY TOLERATED STATINS

FDA APPROVAL BASED ON ROBUST EVIDENCE FROM TWO PHASE 3 STUDIES IN OVER 3,000 PATIENTS

NEXLETOL™
(bempedoic acid) tablets


NEXLETOL
180

- Average 18% LDL-cholesterol lowering on top of maximally tolerated statin therapy with over 50% of studied patients on high intensity statins.
- USPI notes positive effects on other lipid parameters including non-HDL-C, apolipoprotein B (apo B), total cholesterol (TC).
- Results were consistent across all subgroups studied:

  Age, gender, race, ethnicity, region, history of diabetes, baseline LDL-C, body mass index, HeFH status, and background therapies.

26
© 2020 Esperion Therapeutics, Inc. All Rights Reserved February 2020 US-IR-2000019
ESPERION

NEXLETOL™ SAFETY PROFILE • • Contraindications: None Warnings and Precautions: • Hyperuricemia: NEXLETOL may increase blood uric acid levels, and may lead to the development of gout, especially in patients with a history of gout. • Tendon Rupture: NEXLETOL is associated with an increased risk of tendon rupture. • • Avoid concomitant use with simvastatin (>20 mg/day) or pravastatin (>40 mg/day) due to increased risk of adverse events. Most common adverse events generally comparable to placebo. Most common adverse reactions in ≥2% of patients taking NEXLETOL and more frequently than placebo: • Upper respiratory tract infection, muscle spasms, hyperuricemia, back pain, abdominal pain or discomfort, bronchitis, pain in extremity, anemia, and elevated liver enzymes • Adverse events reported less frequently but still more often than in placebo included benign prostatic hyperplasia and atrial fibrillation This summary does not reflect the full safety profile – please see https://pi.esperion.com/nexletol/nexletol-pi.pdf 27 © 2020 Esperion Therapeutics, Inc. All Rights Reserved

NEXLIZET™: SIGNIFICANT ADDITIONAL LDL-C LOWERING EFFICACY IN PATIENTS ON MAXIMALLY TOLERATED STATINS

FDA APPROVAL BASED ON ROBUST EVIDENCE FROM PIVOTAL PHASE 3 STUDY IN OVER 300 PATIENTS

NEXLIZET™
(bempedoic acid and ezetimibe) tablets


NEXLIZET

- 38% mean LDL-cholesterol lowering compared to placebo on top of maximally tolerated statin therapy
- USPI notes positive effects on other lipid parameters including non-HDL-C, apolipoprotein B (apo B), and total cholesterol (TC)
- Results were consistent across age, gender, and ethnic groups

28 © 2020 Esperion Therapeutics, Inc. All Rights Reserved February 2020 US-IR-2000020

ESPERION

NEXLIZET™ SAFETY PROFILE • • Contraindication: Known hypersensitivity to ezetimibe tablets Warnings and Precautions: • Hyperuricemia: Bempedoic acid may increase blood uric acid levels, and may lead to the development of gout, especially in patients with a history of gout. • Tendon Rupture: Bempedoic acid is associated with an increased risk of tendon rupture. Avoid concomitant use with simvastatin (>20 mg/day) or pravastatin (>40 mg/day). Monitor cyclosporine concentrations with cyclosporine. If cholelithiasis is suspected in a patient receiving fenofibrate, consider alternative lipid-lowering therapy. Most common adverse events generally comparable to placebo. Most common adverse reactions in >2% of patients taking NEXLIZET and more frequently than placebo: • Upper respiratory tract infection, muscle spasms, hyperuricemia, back pain, abdominal pain or discomfort, bronchitis, pain in extremity, anemia, elevated liver enzymes, diarrhea, fatigue, influenza, sinusitis, and arthralgia Adverse events reported less frequently but still more often than in placebo included benign prostatic hyperplasia and atrial fibrillation • • • This summary does not reflect the full safety profile - see https://pi.esperion.com/nexlizet/nexlizet-pi.pdf 29 © 2020 Esperion Therapeutics, Inc. All Rights Reserved

CLEAR OUTCOMES TRIAL DESIGNED TO EVALUATE CV IN HIGH RISK PATIENTS NOT ON BACKGROUND STATIN RISK REDUCTION THERAPY IN 2022 LANDMARK CV OUTCOMES TRIAL DESIGN; TOP-LINE RESULTS EXPECTED Design Key Milestones x x • Q4 2016 study initiated Q3 2019 enrollment completed 2H 2022 results expected (1) 52% Europe, 25% North America, 9% South America, 8% Asia (2) CV death, nonfatal myocardial infarction (MI), nonfatal stroke, or coronary revascularization 30 © 2020 Esperion Therapeutics, Inc. All Rights Reserved In Support of Application Labeling Amendments 14,032 patients in over 1,400 sites in 321 countries NEXLETOL™ (n=7016) Placebo (n=7016) Estimated 4.75 Year Treatment Primary Endpoint : Effect of NEXLETOL™ vs placebo on four-component composite MACE endpoint2 (minimum of 1632 events) Baseline LDL-C levels : 100-190 mg/dL in 2⁰ prevention and > 100 mg/dL in 1⁰ prevention; expected mean baseline > 135 mg/dL Study Chairman : Steven Nissen M.D. Co-Principal Investigators : A. Michael Lincoff M.D., Cleveland Clinic, and Stephen Nicholls M.D., Monash University in Melbourne. A randomized, double-blind, placebo controlled study to assess the effects of NEXLETOL™ on the occurrence of major cardiovascular events in patients with, or at high risk for, CVD who are statin intolerant.

INTELLECTUAL PROPERTY FOR BEMPEDOIC ACID • • Composition of matter through mid-2031(inclusive of available patent term extensions) Various methods of use, manufacturing, and formulation expected to expand coverage through at least 2036 • • • Composition of matter through 2028 (inclusive of available patent term extensions) 10 years of post-approval data market exclusivity (Q2 2030) Various methods of use, manufacturing, and formulation expected to expand coverage through at least 2036 • • • Composition of matter through 2028 (inclusive of available patent term extensions) Eight years of post-approval data market exclusivity (2031/2032) Various methods of use, manufacturing, and formulation expected to expand coverage through at least 2036 31 © 2020 Esperion Therapeutics, Inc. All Rights Reserved

FIRST ORAL, ONCE-DAILY, NON-STATIN LDL-C LOWERING MEDICINES APPROVED IN EUROPE IN ALMOST TWO DECADES FOR INDICATED PATIENTS The European Commission approved NILEMDO™ for use in adults with primary hypercholesterolaemia (heterozygous familial and non-familial) or mixed dyslipidaemia, as an adjunct to diet: The European Commission approved NUSTENDI™ for use in adults with primary hypercholesterolaemia (heterozygous familial and non-familial) or mixed dyslipidaemia, as an adjunct to diet: • in combination with a statin or statin with other lipid-lowering therapies in patients unable to reach LDL-C goals with the maximum tolerated dose of a statin, or alone or in combination with other lipid-lowering therapies in patients who are statin-intolerant, or for whom a statin is contraindicated. • in combination with a statin in patients unable to reach LDL-C goals with the maximum tolerated dose of a statin in addition to ezetimibe, alone in patients who are either statin-intolerant or for whom a statin is contraindicated, and are unable to reach LDL-C goals with ezetimibe alone, or in patients already being treated with the combination of bempedoic acid and ezetimibe as separate tablets with or without statin. • • • 32 © 2020 Esperion Therapeutics, Inc. All Rights Reserved

NILEMDO™ & NUSTENDI™ SAFETY PROFILE x NILEMDO was generally well-tolerated in clinical studies. The most commonly reported adverse reactions with NILEMDO during pivotal trials were hyperuricaemia, pain in extremity and anaemia x NUSTENDI was generally well-tolerated in clinical studies. The most commonly reported adverse reactions with NUSTENDI were hyperuricaemia and constipation x Impact on HbA1C was not the primary intent of the clinical trials; patients who entered the trials with diabetes accounted for approximately 1/3 of all patients 33 © 2020 Esperion Therapeutics, Inc. All Rights Reserved